PDF/SOLUTIONS™

PDF Solutions Announces Agreement to Acquire Cimetrix

November 17, 2020

The statements in this presentation regarding the expected benefits and synergies of the Cimetrix acquisition on PDF Solution's product offerings and the expected closing of the Cimetrix acquisition are forward looking and are subject to future events and circumstances. Actual results could differ materially from those expressed in these forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: PDF Solution's ability to integrate the acquisition and product offerings, the cost and schedule of new product development; continued adoption of the PDF Solution's and Cimetrix's solutions by new and existing customers; the potential impact of the coronavirus (COVID-19) on the semiconductor industry and on PDF Solution's and Cimetrix's operations or demand for their products; and other risks set forth in PDF Solutions' periodic public filings with the Securities and Exchange Commission, including, without limitation, its Annual Reports on Form 10-K, most recently filed for the year ended December 31, 2019, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and amendments to such reports. The forward-looking statements made in this presentation are made as of the date hereof, and neither PDF Solutions nor Cimetrix assumes any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.

Enabling Differentiated Data, Analytics and Connectivity

PDF/SOLUTIONS™

Leading provider of end-to-end analytics for the semiconductor supply chain

+

cimetrix®

Expert in connectivity and control for smart manufacturing

PDF + Cimetrix = Analytics, Data and Connectivity
➔ Manufacturing Equipment Intelligence

Overview of Cimetrix

cimetrix

Company Overview

- Connectivity and control software between manufacturing equipment and factory software systems over factory networks
  - Innovative cloud-based Cimetrix Sapience® platform for smart manufacturing
- Leadership in equipment connectivity standards
  - Leading many activities at industry associations including SEMI, iNEMI, OPC Foundation, IPC, TPCA, and others
- High margin software revenues
  - Equipment manufacturers embed Cimetrix software and pay license fee for equipment when it ships
  - SDK licenses and ongoing maintenance support are additional
- Headquartered in Salt Lake City, Utah with ~ 75 total employees in USA, Germany, Japan, China, Taiwan and South Korea

Global Customer Penetration

- Global, blue-chip customer base across a diversified range of end-users and end-market applications
- Over 150 customers worldwide, including the world's largest semiconductor device makers and capital equipment manufacturers
- Cimetrix's products connect over 100,000+ units of smart manufacturing equipment in the world's most advanced factories
- Strong reputation for expert technical support
- Minimal overlap today with PDF customers

Cimetrix Software Connects Smart Manufacturing and Industry 4.0

cimetrix

DEVICE / SYSTEM

CISCO, FUJIFILM, Western Digital, IBM, intel, SAMSUNG, infineon

SEMI MANUFACTURING / EMS

Celestica, JABIL, GLOBALFOUNDRIES, tsmc

EQUIPMENT

ACCRETECH, ACM RESEARCH, ASM, ASML, Besi, Brooks, axcelis, ADVANTEST, HITACHI, Kulicke & Soffa, Nikon, CORNING, Lam RESEARCH, Veeco, SCREEN, SPTS, mattson technology, RORZE

Representative industry participants; not indicative of actual customers. Logos are the property of the respective trademark owners.

- Most of the top 50 equipment suppliers in the world use Cimetrix software
- Cimetrix products are deployed in 300mm semiconductor manufacturing facilities worldwide
- Cimetrix Smart Factory products continue to gain traction with some of the largest players in the ecosystem

PDF Spans and Bridges the Supply Chain Stack


PDF/SOLUTIONS™
SYSTEM
SONY
SAMSUNG
IBM
SEMI DEVICE
(Fabless & Fab-lite)
AMD
Qualcomm
BROADCOM
NVIDIA
ANALOG DEVICES
ON Semiconductor
HISILICON
MEDIATEK
RENESAS
FUJITSU
NXP
FACTORY
(Foundry, OSAT)
tsmc
UMC
ASE GROUP
JCET
GLOBALFOUNDRIES
SMIC
ENABLEMENT
(Equip, EDA, IP)
arm
APPLIED MATERIALS
cadence
ADVANTEST
Lam RESEARCH
SYNOPSYS
exensio
PDF vehicles, systems and infrastructure are used to transfer these innovations across the stack
PDF Exensio system provides the data collection, connections and analytics for feedback and insight down the stack

Representative industry participants; not indicative of actual customers. Logos are the property of the respective trademark owners.

- The only commercial analytics-focused provider with comprehensive breadth and scale
- Analytics and data implemented broadly across the semiconductor and electronics supply chains
- Unique view and access to data sources in the manufacturing and testing value chain
- Continue to increase our strategic & collaborative relationships with key industry members

PDF + Cimetrix Offers Connectivity and Control for Manufacturing Equipment


Data Sources
IC Design
Fab
Sort
Assembly
Test
System
cimetrix
Data Connectivity Products
(SECS/GEM, GEM300, EDA/Interface A)
exensio
Exensio Analytics Platform

semi iNEMI TPCA IPC OPC FOUNDATION DMDII

PDF/SOLUTIONS + cimetrix

- Establishes PDF as the only provider of analytics, differentiated data and connectivity
- Continues PDF mission to lead the trend toward Smart Manufacturing & Industry 4.0
- Enable customers to extract more intelligence – not just data – from their factory floor
- Extends the reach of our "whole supply chain" strategy to include packaging, test and assembly at OSATs and PCBA

Transaction Overview

- Cash purchase price of $35 million, net of Cimetrix's balance sheet cash as of closing, subject to other closing adjustments
- PDF is paying a ~3.3x multiple on Cimetrix CY2019 revenues of $10.6 million
- PDF expects the transaction to be immediately accretive to GAAP Gross Margins
  - Cimetrix GAAP Gross Margins were ~87% for CY2019
- PDF expects the transaction to be slightly accretive on non-GAAP EPS basis
- The transaction is expected to close by the end of calendar 2020

Thank You

PDF/ SOLUTIONS™

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